UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27,  2009

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

 UTAH
001-12307
87-0227400

 (State of Incorporation)
(Commission File Number)
(IRS Employer Identification No.)

 ONE SOUTH MAIN, SUITE 1500,  SALT LAKE CITY, UTAH
84111

 (Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code 801-524-4787

 N/A

    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

 ☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01                      Regulation FD Disclosure

Attached is a copy of a presentation which will be used by Harris Simmons, Chairman and Chief Executive Officer, at the Citigroup Financial Services Conference on Tuesday, January 27, 2009.

Item 9.01                      Financial Statements and Exhibits

 (d)
Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit 99.1
Citigroup Financial Services Conference on Tuesday, January 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

 Date: January 27, 2009
By:
/s/ THOMAS E. LAURSEN

Name: Thomas E. Laursen

Title: Executive Vice President and General Counsel